Proficient Alpha acquisition corp.

a Nevada Corporation

FOUNDER STOCK SUBSCRIPTION AGREEMENT

The undersigned (“Subscriber”) hereby subscribes for ___________ (__________) shares of the Common Stock, $0.001 par value per share, of Proficient Alpha Acquisition Corp., a corporation duly organized and existing under and by virtue of the laws of the State of Nevada (the “Corporation”), and agrees to pay to the Corporation, upon demand therefor, the sum of __________________ ($__________ ).

It is understood that upon acceptance hereof, demand by the Corporation and payment in accordance herewith, a stock certificate of the Corporation representing ___________ (__________) shares of the Common Stock, $0.001 par value per share (the “Shares”), shall be issued to the undersigned and that such shares shall be fully paid and nonassessable upon delivery to the undersigned.

In connection with the foregoing, the undersigned represents to the Corporation the following:

1.                  The undersigned understands that an investment in the Shares is speculative. The undersigned is aware of the Issuer’s business affairs and financial condition and has acquired sufficient information about the Issuer to reach an informed and knowledgeable decision to acquire the Shares. The undersigned is acquiring the Shares not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Act of 1933, as amended (“Securities Act”).

2.                  The undersigned understands that the Shares have not been registered under the Securities Act and are being transferred to the undersigned by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned’s investment intent as expressed herein.

3.                  The undersigned further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned further acknowledges and understands that the Corporation is under no obligation to register the Shares. The undersigned understands that the instrument evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Corporation.

4.                  The undersigned is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of shares acquired in a non-public offering subject to the satisfaction of certain conditions.

5.                  The undersigned further acknowledges and understands that if the Corporation is not satisfying the current public information requirement of Rule 144 at the time the undersigned wishes to sell the Shares, the undersigned would be precluded from selling the Shares under Rule 144 even if the minimum holding period has been satisfied.

6.                  In addition, the undersigned represents and warrants that:

a.                   The undersigned is capable of bearing the economic risk and burden of the investment and the possibility of complete loss of all of the investment, and the lack of a public market such that it may not be possible to readily liquidate the investment whenever desired.

b.                  At no time was the undersigned presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

7.                  Stockholder understands that, in transferring the Shares, the Corporation has relied upon the exemption from registration under the Securities Act contained in Section 4(2) and that, in an attempt to effect compliance with all the conditions thereof and the applicable state law exemption, the Corporation is relying in good faith upon all of the foregoing representations and warranties on the part of the undersigned.

Dated: August ___, 2018

SUBSCRIBER:

____________________________________

(1)

The foregoing subscription is hereby accepted.

Dated: August ___, 2018

Proficient Alpha acquisition corp.

By: __________________________________

Name:

Title:

(2)